UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2026

INTERNATIONAL MONEY EXPRESS, INC.
(Exact name of registrant as specified in charter)

Delaware	001-37986	47-4219082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9100 South Dadeland Blvd., Suite 1100, Miami, Florida	33156
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 671-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock ($0.0001 par value)	IMXI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously announced, on August 10, 2025, International Money Express, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, The Western Union Company, a Delaware corporation (“WU” or “Western Union”), and Ivey Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of WU (“Merger Sub”). Pursuant to the Merger Agreement, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger and becoming a wholly owned subsidiary of WU.

Other than as described below, all regulatory approvals necessary for the consummation of the Merger have been obtained. The remaining regulatory approvals are:

1.
The approval of the Merger by the California Department of Financial Protection and Innovation (the “DFPI”), which the DFPI suspended, as previously disclosed on August 14, 2026, pending further ongoing review; and

2.	The expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).

As previously disclosed, the waiting period under the HSR Act with respect to the Merger expired at 11:59 p.m. Eastern Time on October 6, 2025. Clearance under the HSR Act is effective for a period of one year following expiration of the waiting period. Given the lapse of time, a new filing under the HSR Act is required in order for the Company and WU to complete the Merger after October 6, 2026. Based on discussions with the DFPI, the parties do not expect the DFPI to reinstate its approval prior to October 6, 2026. Accordingly, on October 2, 2026, the Company and WU each filed their respective Premerger Notification and Report Forms under the HSR Act with the Federal Trade Commission and the Antitrust Division of the U.S. Department of Justice with respect to the Merger. The new filing initiates a new 30-day waiting period under the HSR Act, and the Company and WU have requested early termination of the waiting period.

The Company and WU continue to engage in discussions with the DFPI regarding reinstatement of the DFPI’s approval of the Merger.

The Merger is subject to the expiration or termination of the new waiting period under the HSR Act and the reinstatement of the DFPI’s approval, and the satisfaction or waiver of the other closing conditions set forth in the Merger Agreement.

Forward-Looking Statements

Certain statements in this communication may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included or incorporated in this communication are forward-looking statements. Words such as “expect,” “anticipates,” “should,” “believes,” “target,” “continues,” “projects,” “plans,” “opportunity,” “estimate,” “potential,” “predicts,” “demonstrates,” “may,” “will,” “could,” “intend,” “shall,” “possible,” “forecast,” “trends,” “contemplate,” “would,” “approximately,” “likely,” “outlook,” “schedule,” “pipeline,” “expects,” “intends,” “might,”, “assumes,” “estimates,” “approximately,” “shall,” “planning assumptions,” “future outlook,” “currently,” “target,” “guidance,” and similar and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements are not guarantees of future performance, conditions or results. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. These factors and circumstances include, but are not limited to, factors relating to the contemplated pending acquisition of the Company by Western Union, including: (i) the completion of the pending transaction on anticipated terms and timing or at all, including obtaining regulatory approvals (such as the expiration or termination of the waiting period under the HSR Act with respect to the new HSR Act filing and the pending approval from the DFPI) and the satisfaction or waiver of conditions to the completion of the transaction; (ii) the ability of Western Union to integrate and implement its plans, forecasts and other expectations with respect to the Company’s business after the completion of the pending transaction; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, which may require us to pay a termination fee or other expenses; (iv) potential significant transaction costs associated with the pending transaction, and the possibility that the pending transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (v) continued availability of capital and other changes in capital markets; (vi) potential litigation or regulatory actions relating to the pending transaction, which could result in significant costs of defense, indemnification, and liability; (vii) the risk that disruptions from the pending transaction, such as diverting management’s attention from the Company’s ongoing business operations and relationships, may harm the Company’s business, including current plans and operations; (viii) the effect of the announcement, pendency or completion of the pending transaction on the Company’s ability to retain and hire key personnel; (ix) the Company’s ability to maintain relationships with customers, suppliers, governments, regulators and others with whom we do business, or the Company’s operating results or business generally; (x) potential adverse business uncertainty resulting from restrictions imposed by the Merger Agreement during the pendency of the pending transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xi) the impact of regulatory actions, investigations or inquiries, including the suspension of previously granted approvals, on the timing or completion of the pending transaction; and (xii) the other risks and uncertainties pertaining to the Company’s business, including those set forth in the Company’s most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed or furnished by the Company with the Securities and Exchange Commission. The forward-looking statements contained in this communication are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on us. If underlying assumptions to forward-looking statements prove inaccurate, or if known or unknown risks or uncertainties materialize, actual results could vary materially from those anticipated, estimated, or projected. The forward-looking statements contained in this communication are made as of the date of this communication, and the Company disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Persons reading this communication are cautioned not to place undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL MONEY EXPRESS, INC.

Dated: October 2, 2026	By:	/s/ Andras Bende
	Name:	Andras Bende
	Title:	Chief Financial Officer